SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report       December 15,1996

PBT MASTER CREDIT CARD TRUST SERIES B
(Exact name of registrant as specified
in Department of the Treasury, Internal
Revenue Service Form SS-4)

THE PRUDENTIAL BANK AND TRUST COMPANY
(Servicer of the Trust)
(Exact name as specified in Servicer's
charter)

Georgia (State or other jurisiction of
incorporation of
of Master Servicer)
33-47311
(Commission File Number of Registrant)

58-0513395
(IRS Employer Identification
Number of	Registrant)

One Ravinia Drive,  Suite 1000,
 Atlanta, Georgia 30346
(Address of principal executive
offices of
(Zip Code)
Master Servicer)

Servicer's telephone number, including
 area code
 770-604-7033



Item 5.	Other Events.

On or about December 15,1996, principal and interest in accordance with the
Pooling and Servicing Agreement dated as ofJune 1, 1992
(the "Agreement"),among The Prudential Bank and Trust Company, as trustee (the "Trustee"), were distributed to holders
("Certificateholders") of the 6.25% Credit Card Receivables Certificates evidencing undivided fractional interests in PBTMaster Credit
Card Trust in accordance
with the Agreement.  A copy of
the monthly Certificateholders' Statement, as defined in the Agreement, was furnished to each Certificateholder in accordance with the Agreement.
A copy of the Monthly Certificateholders' Statement is being filed as Exhibit 99 to this Current Report on Form 8-K.

Item 7(c).	Exhibits

Exhibit No.
99	Monthly Certificateholders Statement with
respect to the December 15,1996 distribution.



SIGNATURES


Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	December 15,1996

PBT MASTER CREDIT CARD TRUST SERIES B
By: THE PRUDENTIAL BANK AND TRUST COMPANY,
 as Servicer


by:
Name:   Richard C. Keene
Title:   Vice President



INDEX TO EXHIBITS

Exhibit No.	Description		        						Page

99		Monthly 			1	 		Certificateholders 			Statement with respect 		to the
		December 15,1996 			distribution.